The UBS Funds	Prospectus Supplement

The UBS Funds
UBS U.S. Large Cap Equity Fund
Prospectus Supplement

March 23, 2016

Dear Investor,

The purpose of this supplement to the Prospectus of the UBS U.S. Large Cap Equity Fund series (the "Fund") of The UBS Funds (the "Trust") dated October 28, 2015, as supplemented, is to notify you that on March 3, 2016, the Board of Trustees of the Trust approved a new expense limitation agreement for the Fund.  The new expense limitation agreement decreases the expense caps by 25 basis points for each class of the Fund and extends the period of the agreement from October 27, 2016 to October 27, 2017.

Therefore, on pages 7-8 of the Prospectus, the Fund’s Shareholder fees, Annual fund operating expenses, and Example tables are deleted in their entirety and replaced with the following:

Shareholder fees (fees paid directly from your investment)
	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None1	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class P
Management fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses2	0.61	0.61	0.37
Total annual fund operating expenses	1.56	2.31	1.07
Less management fee waiver/expense reimbursements3	0.61	0.61	0.37
Total annual fund operating expenses after management fee waiver/expense reimbursements3, 4	0.95	1.70	0.70

1 Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.
2 “Other expenses” include “Acquired fund fees and expenses,” which were less than 0.01% of the average net assets of the Fund.
3 The “Less management fee waiver/expense reimbursements” and “Total annual fund operating expenses after management fee waiver/expense reimbursements” are restated to reflect a change in the Fund’s expense limitation agreement.

4 Effective March 23, 2016, the Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund’s ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2017, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund’s Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)’s three year recoupment rights will survive.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$642	$959	$1,298	$2,255
Class C (assuming sale of all shares at end of period)	273	663	1,180	2,599
Class C (assuming no sale of shares)	173	663	1,180	2,599
Class P	72	304	556	1,276

Additionally, on page 37 of the Prospectus under the heading “Management—Advisory fees,” the first full sentence is deleted in its entirety and replaced with the following:

The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2016 (except for UBS U.S. Large Cap Equity Fund, which will remain in place through the period ending October 27, 2017).

Additionally, on pages 42-43 of the Prospectus under the heading “Supplemental investment adviser performance information—Supplemental performance for the advisor of UBS U.S. Large Cap Equity Fund” the composite performance line graph and tables for the UBS U.S. Large Cap Equity Fund are deleted in their entirety and replaced with the following:

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-798

The UBS Funds	SAI Supplement

The UBS Funds
UBS U.S. Large Cap Equity Fund
Supplement to the Statement of Additional Information

March 23, 2016

Dear Investor,

The purpose of this supplement to the Statement of Additional Information (“SAI”) of the UBS U.S. Large Cap Equity Fund series (the "Fund") of The UBS Funds (the "Trust") dated October 28, 2015, as supplemented, is to notify you that on March 3, 2016, the Board of Trustees of the Trust approved a new expense limitation agreement for the Fund.  The new expense limitation agreement decreases the expense caps by 25 basis points for each class of the Fund and extends the period of the agreement from October 27, 2016 to October 27, 2017.

Therefore, on page 81 of the SAI under the heading “Investment advisory, principal underwriting and other service arrangements—Advisor,” the paragraph immediately following the expense limit tables is deleted in its entirety and replaced with the following:

Effective March 23, 2016, with respect to the UBS U.S. Large Cap Equity Fund, the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class P shares.

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2016 (except for UBS U.S. Large Cap Equity Fund, which will remain in place through the period ending October 27, 2017). Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-797